EXHIBIT 10.1

                          SETTLEMENT CLOSING AGREEMENT


     This SETTLEMENT CLOSING AGREEMENT (this "Agreement") is dated this 12th day of October, 2001, and is executed among Teltronics, Inc., a Delaware corporation ("Teltronics") and Interactive Solutions, Inc. ("Plaintiffs") and Kevin B. Rogers, Michael P. Jonas, Intelliworxx, Inc., a Florida corporation ("Intelliworxx") and Wavelogic, Inc. ("Defendants"), collectively referred to herein as the "Parties."

     1. Plaintiffs have sued Defendants for damages as alleged in their complaint in a lawsuit filed in the United States District Court, Middle District of Florida, Tampa Division, Case No. 98-CIV-1392-T-23B (the "Lawsuit").

     2. The Parties have entered into a Settlement Agreement dated December 21, 2000 as amended and restated May 21, 2001 (the "Settlement Agreement").

     3. Pursuant to the Settlement Agreement, certain sums were due from Jonas and Intelliworxx which were to be represented by promissory notes.

     4. As of the date of this Agreement, Intelliworxx has deposited $38,949 in the attorney trust account (the "Trust Account") maintained by Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A., Plaintiff's counsel ("Johnson Blakely").

     5. Jonas has deposited $22,500 in the Trust Account.

     6. The parties wish to document and effectuate the transaction described in the Settlement Agreement.

     NOW THEREFORE, for good and valuable consideration, the Parties, intending to be legally bound, agree as follows:

     1. Certain Definitions. Unless otherwise defined herein, capitalized terms have the meanings assigned to them in the Settlement Agreement.

     2. Closing. The closing of the transaction contemplated in the Settlement Agreement (the "Closing") will take place at the offices of Johnson Blakely, 911 Chestnut Street, Clearwater, Florida at 1:00 p.m. New York time on October 8, 2001 (and may be by delivery of documents by overnight courier).

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     3. Deliveries by the Parties at Closing. At the Closing, the following instruments, agreements and documents shall be executed and delivered:

     (a) Jonas shall deliver to Teltronics:

          (i) a promissory note in the principal amount of $10,500 in the form annexed hereto as Exhibit A (the "Jonas Note");

          (ii) instructions to Johnson Blakely to release the sun of $22,500 to Teltronics on their behalf to be applied as follows: (A) $12,000 to satisfy Jonas obligations pursuant to Section 2.5(b) of the Agreement and (B) $10,500 to satisfy the Jonas Note;

          (iii) an executed Non-Recourse Guaranty, executed in December, 2000, in the form annexed thereto as Exhibit B (the "Guaranty");

          (iv) an executed Pledge and Security Agreement, executed in December, 2000, in the form annexed hereto as Exhibit C (the "Security Agreement").

     (b)  Intelliworxx shall deliver to Teltronics:

          (i) promissory notes in the principal amounts of $52,500 and $700,000, in the forms annexed hereto as Exhibit D and E, respectively (the "Intelliworxx Notes");

          (ii) an executed Escrow Agreement in the form annexed hereto as Exhibit F (the "Escrow Agreement");

          (iii) an executed Registration Rights Agreement in the form annexed hereto as Exhibit G (the "RR Agreement");

          (iv) instruction to Johnson Blakely to release the sum of $38,949 to Teltronics to be applied as follows: (A) $7,500 representing the first payment of the promissory note annexed hereto as Exhibit D; and $31,449 representing the first payment of the promissory note annexed hereto as Exhibit E.

     (c) Intelliworxx shall deliver a stock certificate representing 570,000 shares of its common stock to the Escrow Agent named in the Escrow Agreement.

     (d)  Rogers shall deliver to Teltronics:

          (i)  an executed Guaranty; and

          (ii) an executed Security Agreement.

     (e)  Teltronics shall deliver to Intelliworxx duly executed:

          (i)  Guaranty;

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          (ii) Security Agreement:

          (iii) Escrow Agreement;

          (iv) RR Agreement

          (v)  the Jonas Note, marked "Cancelled"; and

          (vi) a letter of forbearance in form and substance acceptable to Teltronics and Intelliworxx which details the manner in which Intelliworxx will make the September 1 and October 1, 2001 payments due on the Intelliworxx Notes.

     4. Effect of Rogers' Absence. The parties, other than Rogers, acknowledge that Rogers may not cooperate in the modification of the Settlement Agreement and the execution of the above-described documents. Intelliworxx agrees to use its reasonable best effort to encourage Rogers' participation. In the event Rogers does not participate:

     (a) The Guaranty and Security Agreement executed by Rogers, Jonas and Teltronics shall be released to Teltronics, together with the certificates representing 425,000 shares of Intelliworxx's commons stock registered in Rogers' name; and

     (b) The terms of the Settlement Agreement and this Agreement shall be binding upon the respective signatories. Jonas and Rogers respective signatures below shall signify their reaffirmation of the execution of the Guaranty and Security Agreement.

     5. Effect of Original Agreement: Except as supplemented and amended by this Agreement and such conforming changes as necessary to reflect the modification herein, all of the provisions of the original agreements shall remain in full force and effect from and after the effective date of this Agreement.

     6. Execution. Each person who signs this Agreement on behalf of a corporate entity represents and warrants that he has full and complete authority to execute this Agreement on behalf of such entity. Each party shall bear the fees and expenses of its counsel and its own out-of-pocket costs in connection with the Action and this Agreement.

     7. Captions. The captions appearing in this Agreement are for convenience only, and shall have effect on the construction or interpretation of this Agreement.

     8. Facsimile Signatures. Facsimile copies of signatures shall be deemed original signatures, and this Agreement may be executed in counter-part.

                            [SIGNATURE PAGE FOLLOWS]

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Intelliworxx, Inc.                          Teltronics, Inc.
By:                                         By:

Name: /s/ Christopher J. Floyd              Name: /s/ Ewen R. Cameron
------------------------------              -------------------------
Christopher J. Floyd, CFO                   Ewen R. Cameron, President



Interactive Solutions, Inc.                 Wavelogic, Inc.
By:                                         By:

Name: / s/ Ewen R. Cameron                  Name: /s/ Kevin B. Rogers
--------------------------                  -------------------------
Ewen R. Cameron, President                  Kevin B. Rogers, President



/s/ Kevin B. Rogers                         /s/ Michael P. Jonas
-------------------                         --------------------
Kevin B. Rogers                             Michael P. Jonas